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                                                                 Exhibit 10.6


                                 AMENDMENT OF
                         CONSULTING SERVICES AGREEMENT


     This AMENDMENT (this "Amendment") is made effective as of the 1st day of February 1996 by and between MR & Associates, a Pennsylvania limited partnership ("M&R"), and S2 Golf Inc., a New Jersey corporation ("S2").

     WHEREAS, S2 is engaged in the business of manufacturing and selling men's and women's golf clubs through a nationwide dealer network; and

     WHEREAS, in connection with such business, S2 retained M&R to provide administrative and financial consulting assistance as provided in that certain Consulting Services Agreement dated January 1, 1992 (the "Agreement"); and

     WHEREAS, M&R, as provided in subparagraph 1(a) of the Agreement, accepted the engagement to provide Consulting Assistance "...subject to the prevailing conditions affecting S2's business"; and

     WHEREAS, S2 and M&R each recognize the difficult cash flow conditions affecting S2's business and accordingly desire to amend the Agreement upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein and other good and valuable consideration, and intending to be legally bound hereby, M&R and jS2 agree as follows:

     1.  Amendment.  For the period of time extending from February 1, 1996
         ---------
until December 31, 1996, M&R hereby waives its right to receive the compensation specified in subparagraph 1(b) of the Agreement.

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     2.  Original Agreement.
         ------------------

         (a) All other provisions of the Agreement shall remain in full force and effect.

         (b) The defined terms used herein shall have the same meaning as in the Agreement unless otherwise specifically defined herein.




         IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have executed this Agreement as of the date first above written.




                                          MR & ASSOCIATES

                                          By:  Maurer Ross & Co., Incorporated,
                                               a Pennsylvania corporation,
                                               its sole general partner


                                          By:   /s/ Richard M. Maurer
                                               ---------------------------------
                                               Richard M. Maurer, President



                                          S2 GOLF INC.


                                          By:   /s/ Douglas A. Buffington
                                               ---------------------------------
                                               Douglas A. Buffington, President

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